Exhibit 99.1

JP Morgan 25th Annual Healthcare Conference January 10, 2007

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: Adams' ability to in-license or acquire new products and brands and successfully develop new products; Adams' ability to increase consumer awareness and expand professional endorsement of its products; Adams' ability to preserve and successfully defend its patent position; Adams' ability to successfully extend the long-acting guaifenesin platform to new market segments and build the prescription drug market; the continued success of Mucinex SE, Mucinex DM and Mucinex D and the successful commercialization of Humibid, Delysm, the Children's line of Mucinex products, and future products; the FDA's removal from the market of products similar to Mucinex D, Mucinex DM and future products; continued and increased competition; Adams' ability to utilize technology in connection with product development; Adams' ability to successfully develop erdosteine; the FDA's denial of Adam's NDA for a prescription cough suppressant; the severity of the cough and cold season; and other risk factors set forth under Item 1A. Risk Factors in Adams' Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended September 30, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation. A, Adams, A Adams Respiratory Therapeutics, Adams Respiratory Therapeutics, Delsym, Humibid, Junior Mucus, Mini-Melts, Mucinex, Mucinex IN...Mucus OUT, Mr. Mucus, Mrs. Mucus, Nothing Lasts Longer, and the Junior Mucus, Mr. Mucus and Mrs. Mucus characters are our trademarks and have been registered in the U.S. Patent and Trademark Office or are the subject of pending U.S. trademark applications. The marks may also be the subject of foreign trademark registrations and/or trademark applications. Each of the other trademarks, trade names or service marks appearing in this document belongs to its respective holder.

A Specialty Pharmaceutical Company Adams is focused on: Developing a range of solutions that treat respiratory disease Late-stage development and marketing of differentiated OTC and Rx pharmaceutical brands

Adams' Business Strategy Build internal pipeline by extending guaifenesin platform to other OTC & Rx respiratory segments Access platform technologies to accelerate product development Four - pronged strategy Drive Mucinex(r) and Delsym(r) brand awareness & market share among professionals and consumers Build Rx business through acquisition/licensing

12- Months Ended Strong Revenue Growth (in millions) 6/03 6/04 6/05 CAGR '03-'06 158% 6/06 $239.1

2007 Fiscal First Quarter Net Sales by Major Product $40,772 $24,259 $6,948 Launched 10/05 $8,160 Acquired 6/06 $9,950 Launched 8/06 ($ in thousands) +92% vs. Q1/06 Accelerating Growth Rate Total Net Sales = $90.1 MM

Strong & Continued Commitment to Advertising $70 MM Advertising Spend (FY 07) Adult Mucinex: $35 MM Children's Mucinex: $15 MM Delsym: $20 MM

Strength of Season: Tracked by FAN Data Source: Surveillance Data Inc. FAN U.S. National Report for the period ended 1/5/07. Source: Surveillance Data Inc. FAN U.S. National Report for the period ended 1/5/07. Season-to-date: -2.4% (VYA) Affected Population

Despite Slow Start to Season... Adams' Products Gain Momentum Continued new product innovation: Launched Children's line (Aug. 06) Doubled advertising spending to $70 mm 125 rep sales force (25 new) detail both physicians and pharmacists Strong retail promotional support: seasonal display support up dramatically Explosive market share growth and increasing brand awareness across major products

Strong Mucinex(r) Retail Dollar Sales Source: IRI data for Mucinex adult products in the c/c/a/s category through Dec. 3, 2006. Consumer Advertising Starts

Mucinex(r) Season-to-Date Consumption Strong Retail Consumption - Total Brand (20 ct equiv.) Source: Industry data. Does not include pediatric line. Consumption exceeds last year's peak

Mucinex(r) Season-to-Date Market Share Growth Source: IRI data for the c/c/a/s market through Dec. 3, 2006. Source: IRI data for the c/c/a/s market through Dec. 3, 2006.

Season-to-Date Key Brand Dollar Share Mucinex® No. 2 Brand



12.0
10.0
8.0
6.0
4.0
2.0
0.0
Percentage
Claritin®
Tylenol®
Mucinex®
Sudafed®
Robitussin®
Nyquil®
Claritin®
Tylenol®
Mucinex®
Sudafed®
Robitussin®
Nyquil®
Year Ago - 11/27/05
Current Period - 12/3/06

Source: IRI F/D/Mx dollar share of c/c/a/s market for the 4 weeks ended 11/27/05 and 12/3/06.

ADAMS RESPIRATORY THERAPEUTICS™

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Adams Repeats Success With New Launches +4.6 VYA +2.6 VYA +0.6 VYA Source: IRI data for the cough syrup and pediatric segments of the c/c/a/s market through Dec. 3, 2006. +0.6 VYA +2.6 VYA +4.6 VYA VYA VYA +0.6 VYA +2.6 VYA +4.6 VYA

Source: IRI data for the c/c/a/s market through Dec. 3, 2006. Adams Now a Major Player in OTC Respiratory Market 3.8 3.4 1.2 0.6 0.5 2.0 Mucinex(r) Mucinex(r) DM Mucinex(r) D Mucinex(r) Children's Liquids Mucinex(r) Children's Mini-Melts Delsym(r) Market Share by Major Product 11.5% total

Fiscal 2006 Fiscal 2007 Accelerated Development and Diversification Fiscal 2008 Expect to double existing portfolio

Adams Seeks FDA Approval for its First Rx - A New Cough Suppressant NDA submitted Dec. 2006 600/1200 mg guaifenesin (GGE) combinations Approx. 24 MM cough Rx's/year(1) No audited promotion Two other GGE products in development (1) Source: IMS Health NPA reports - MAT 2/06; MAT 3/06.

Erdosteine In-licensed mucoregulator compound with a unique profile Improvements in mucociliary clearance, mucus volume, flow characteristics and cough(1) Approved in more than 30 foreign markets; approx. 24 million patient exposures Phase IIb clinical program in the U.S. to complete January 2007 400 patients with chronic bronchitis associated with chronic obstructive pulmonary disorder (COPD) Topline results anticipated March/April 2007 (1) According to published European studies.

Current Events Received Paragraph IV certification from URL/Mutual Pharmaceuticals Aug. 23 Filed patent infringement lawsuit Oct. 2 2 major hurdles for URL/Mutual Patent infringement FDA approval Adams continues to defend its legal and market position vigorously

Relevant OTC Categories P/L Sales (1) Gastrointestinal 25% Analgesics 24% Cold/allergy/sinus 22% (1) Percent of total category sales as per IRI data for the twelve months ended Nov. 5, 2006. Dramatic Differences Between Rx and OTC Generic Markets Typical OTC generic encroachment 20-25% Typical Rx generic encroachment 90%+

Current Situation 400 mg immediate-release generics available for the past 18 months Mucinex(r) has continued to experience explosive growth in terms of market share and revenue growth Current share estimated at 15% of "mucus relief" tablets category We believe a future extended-release generic would result in marginal incremental encroachment on Mucinex(r)

Consumer Advertising February 2006 Competing Product Removal? Competing Product Removal? FDA Exclusivity Decision Pending Consumer Advertising November 2004 Competing Products Removed December 2003 Launched July 2002 Approved July 2002 $125 MM Rx market $20 MM Rx market Consumer Advertising November 2004 Note: Market size = No. of Rx's (based on IMS Health NPA data for 12 months ended 6/30/06) at Mucinex(r) pricing. Launched October 2005 Approved June 2004 Launched August 2004 Approved April 2004 Mucinex(r) SE Mucinex(r) DM Mucinex(r) D $99 MM Rx market 1.6 MM Rx 7.8 MM Rx

Future Growth Drivers Base-brand Market Share Expansion Children's Mucinex(r) Growth Delsym(r) Growth Portfolio Diversification and Expansion New Combo Products Exclusivity Decision on DM and D Erdosteine Acquisitions/In-licensing Vision: Become a $1 billion company over a 5-year time horizon

JP Morgan 25th Annual Healthcare Conference January 10, 2007